UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2026

Eloxx Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31326	84-1368850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 274

10 Court Street, Arlington, MA 02476

(Address of principal executive offices, including zip code)

(781) 577-5300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ELOX	OTC Expert Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 28, 2026 (the “Record Date”), there were 7,573,935 shares of Eloxx Pharmaceuticals, Inc.’s (the “Company”) common stock outstanding and entitled to vote. On April 28, 2026, stockholders holding 4,324,964 shares of common stock (57.1% of the outstanding shares entitled to vote as of the Record Date) approved the following actions via written consent (the “Stockholder Actions”):

(i)

ratified and approved the first amendment (“First Amendment”) to the Company’s 2018 Equity Incentive Plan (the “Original 2018 Plan”) to increase the number of shares of Common Stock available for issuance of awards thereunder to 20,000,000 shares and increase the incentive stock option share limit (the “ISO Limit”) to 30,000,000 shares, which the Board of Directors of the Company (the “Board”) had previously approved and adopted;

(ii)

approved an amendment and restatement of the Original 2018 Plan, as amended by the First Amendment (the “Restated 2018 Plan”), in order to extend the period of time during which the Company may grant incentive stock options under the Restated 2018 Plan, further increase the ISO Limit, extend the evergreen provision and incorporate certain administrative and clarifying amendments;

(iii)

approved amendments to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to effect a reverse stock split of the Company’s Common Stock at a ratio ranging from any whole number between 1-for-2 to 1-for-20, with the exact ratio to be determined at the sole discretion of the Board at any time on or prior to the one-year anniversary of the Record Date; and

(iv)

approved an amendment to the Certificate of Incorporation to decrease the number of authorized shares of Common Stock from 500,000,000 to 100,000,000, such decrease to be effected at such time and date as determined by the Board at any time on or prior to the one-year anniversary of the Record Date as determined by the Board in its sole discretion.

The Company filed a preliminary information statement on Schedule 14C on April 28, 2026, and intends to file a definitive information statement on Schedule 14C regarding the Stockholder Actions. The Stockholder Actions will not become effective until (i) the Company files and sends shareholders a definitive information statement on Schedule 14C in accordance with Rule 14c-2 under the Securities Exchange Act of 1934, as amended, (ii) at least 20 calendar days have elapsed following the mailing of the information statement and (iii) any other required corporate or regulatory requirements are satisfied.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2026	ELOXX PHARMACEUTICALS, INC.

	By:	/s/ Sumit Aggarwal
	Name:	Sumit Aggarwal
	Title:	President and Chief Executive Officer